Exhibit 32.1

TREVENEX RESOURCES, INC.

SECTION 1350 CERTIFICATIONS

In connection with the periodic Report of TREVENEX RESOURCES, INC., a Nevada corporation (the “Company”), on Form 10-K for the period ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, SCOTT WETZEL, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 7, 2009

By:	/s/ Scott Wetzel
Scott Wetzel
President and Chief Executive Officer

In connection with the periodic Report of TREVENEX RESOURCES, INC., a Nevada corporation (the “Company”), on Form 10-K for the period ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), I, RAYMOND KUH, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: August 7, 2009

By:	/s/ Raymond Kuh
Raymond Kuh
Chief Financial Officer, Secretary, and Treasurer (Principal Financial and Accounting Officer)